Exhibit 99.2
BlueLinx Quarterly Review 3rd Quarter 2011

BlueLinx Holdings Inc. Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended January 1, 2011, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of November 3, 2011. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to November 3, 2011. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

3rd Quarter Highlights 3rd Quarter Highlights Revenue Up 1.8% to $472.9 million Up 1.8% to $472.9 million Housing Starts Total starts increased 6.2% from the same period last year; Single family starts decreased 1.4% from the same period last year Total starts increased 6.2% from the same period last year; Single family starts decreased 1.4% from the same period last year Prices Average 3Q '11 benchmark wood-based structural prices were up approximately 2.2% compared to 3Q '10 Average 3Q '11 benchmark wood-based structural prices were up approximately 2.2% compared to 3Q '10 Unit Volume Up 0.1% relative to the same period last year Up 0.1% relative to the same period last year Gross Margin Total 12.3% vs. 10.7% in 3Q '10 Total 12.3% vs. 10.7% in 3Q '10 Net Loss ($6.2) million vs. ($14.9) million in 3Q '10 ($6.2) million vs. ($14.9) million in 3Q '10 EPS ($0.12) per diluted share ($0.12) per diluted share Cash Flow Generated $15.2 million of operating cash flow vs. $33.0 million for the year ago quarter Generated $15.2 million of operating cash flow vs. $33.0 million for the year ago quarter Excess Availability $151 million excess availability on revolving credit facilities $151 million excess availability on revolving credit facilities Quarterly Highlights

Doug Goforth Chief Financial Officer and Treasurer Introduction and Financial Review

Quarterly Revenue 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 206.2 233.1 286 264.3 221.4 235 316.6 297.1 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 171 203.7 265.4 213.9 154.8 161.3 193.6 187.4 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 -11.1 -5.7 -10.62 -13.5 -8.3 -5.7 -9.4 -11.6 Specialty Unit Volume 11.4% YOY $8.2 or 1.8% Structural Unit Volume (14.0%) Price/Other $8.2 3Q '11 Specialty 297.1 Structural 187.4 3Q '10 3Q '11 3Q '10 Specialty 264.3 Structural 213.9 Vs. Year Ago Revenue up 1.8% Specialty sales up 12.4%, unit volume up 11.4% Structural sales down 12.4%, unit volume down 14.0% Specialty product sales = 61% of total sales % by Product 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 2Q '07 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty 539.5 580 603.3 553.5 460 456.5 500.8 462.9 381.5 354 402.8 375.9 278.7 233.9 250 257.9 206.2 233.1 286 264.3 221.4 Structural 815.2 813.4 798.7 666.6 509.2 518.9 598.1 571.4 409.6 373 442.4 365.8 240.9 182.5 183 202.1 171 203.7 265.4 213.9 154.8 Other -25.4 -16.8 -23 -16.6 -28.9 -18.3 -16.9 -18.4 -12.2 -10.2 -10.5 -14.9 -18.1 -9.3 -9.5 -10.6 -11.1 -5.7 -10.62 -13.5 -8.3

2011 YTD Results revenue YTD '10 1436.5 YTD '11 1364.3 YTD '10 YTD '11 GM % 0.116 0.119 Operating Expense YTD '10 178 YTD '11 167.9 YTD '10 YTD '11 EBITDA -1.823 1.947 Significant Special Items YTD '10 YTD '11 Chg OSB lawsuit settlement $5.2 $- $5.2 Tender offer expenses ($3.0) $- ($3.0) Gain on lease modification $- $2.0 ($2.0) Gain from property insurance settlement $- $1.2 ($1.2) Gain on real estate $- $6.9 ($6.9) Severance ($0.3) ($1.3) $1.0 Total $1.9 $8.8 ($6.9)

Cash Flows BXC generated $15.2 million in operating cash flow for the quarter Unaudited (in million's) (in million's) (in million's)

Debt U.S. Revolver $149 million excess availability as of October 1, 2011 LIBOR plus 3.75% as of October 1, 2011 $400 million facility with additional $100 million uncommitted accordion facility Matures January 7, 2014 No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 15% of the lesser of the borrowing base or $60 million (subject to increase to $75 million if we exercise the uncommitted accordion credit facility in full) (the "Excess Availability Threshold") Canadian Revolver $2 million excess availability as of October 1, 2011 LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00% $10 million facility with additional $5 million uncommitted accordion facility Matures August 2014 Mortgage (10 Year Term @ 6.35%) Matures July 2016 Real estate under the mortgage appraised at approximately $360 million at June 2006 LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters Subsequent to the quarter ended July 2, 2011, we negotiated an amendment to our mortgage agreement which in part allowed for the release of the $38.3 million LCR trap. The cash was used for an immediate prepayment on the mortgage loan without incurring a prepayment premium Principal 2011 $3.7 million 2013 $2.8 million 2015 $3.2 million 2012 $2.6 million 2014 $3.0 million 2016 $231.6 million

Cash Cycle TTM Cash Cycle days at 58, flat sequentially and up 7 days compared to the prior year quarter 3Q '07 4Q '07 1Q '08 2Q '08 3Q '08 4Q '08 1Q '09 2Q '09 3Q '09 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 1Q '11 2Q '11 3Q '11 Inv 45.8 44.7 46.3 46.3 45.3 43.9 44 44.7 45.1 43.9 43.9 43.2 44.2 45 48 50 49 A/R 34.7 32.9 34.5 35.3 34.7 32.4 33 35.6 35.9 32.6 34.4 34 33.9 32 35 36 36 A/P & OD's -28.7 -27.3 -28.3 -28.8 -27.8 -26.4 -27 -28.4 -28.9 -28 -28.7 -28 -27.2 -25 -28 -28 -27 Cash cycle days equal accounts receivable days + inventory days - accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

George Judd Chief Executive Officer Business Review

3rd Quarter focus Specialty growth Customer care Gross margin Long term strategic objectives: Profitably grow specialty revenues to 60+% of total sales Profitably manage structural Profitably outgrow the market over the long term Remarks

Appendix TOPIC PAGE Profit and Loss Statement by Quarter 13 Revenues by Quarter 14 Channel Mix Analysis 15 Unit Volume by Quarter 16 Gross Margin by Quarter 17 Gross Margin % Analysis 18 Operating Expense by Quarter 19 Structural Product Price Trends 20 Reconciliation of GAAP Debt to Non-GAAP Net Debt 21 Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA 22

Profit & Loss Statement by Quarter Profit & Loss Statement by Quarter

Revenues by Quarter Revenues by Quarter

Revenue Channel Mix Analysis Revenue Channel Mix Analysis

Unit Volume by Quarter Unit Volume by Quarter

Gross Margin by Quarter Gross Margin by Quarter

Gross Margin % Analysis Gross Margin % Analysis

Operating Expense by Quarter Operating Expense by Quarter

Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of October 28, 2011 Source: Data from Random Lengths Publications, Inc., updated as of October 28, 2011 Source: Data from Random Lengths Publications, Inc., updated as of October 28, 2011 Source: Data from Random Lengths Publications, Inc., updated as of October 28, 2011

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP

Reconciliation of GAAP to Non-GAAP Reconciliation of GAAP to Non-GAAP

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